DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015		Sep 30, 2016	Sep 30, 2015	2016 vs. 2015
EARNINGS SUMMARY
Interest Income	$2,184	$2,090	$2,084	$2,061	$2,008	$176	9%	$6,358	$5,884	$474	8%
Interest Expense	359	339	334	329	323	36	11%	1,032	934	98	10%
Net Interest Income	1,825	1,751	1,750	1,732	1,685	140	8%	5,326	4,950	376	8%
Discount/Interchange Revenue	631	636	565	635	614	17	3%	1,832	1,762	70	4%
Rewards Cost	368	371	292	372	326	42	13%	1,031	908	123	14%
Discount and Interchange Revenue, net	263	265	273	263	288	(25)	(9%)	801	854	(53)	(6%)
Protection Products Revenue	60	59	61	60	62	(2)	(3%)	180	201	(21)	(10%)
Loan Fee Income	91	79	80	87	87	4	5%	250	248	2	1%
Transaction Processing Revenue	40	39	36	38	39	1	3%	115	121	(6)	(5%)
Other Income	22	23	24	25	27	(5)	(19%)	69	160	(91)	(57%)
Total Other Income	476	465	474	473	503	(27)	(5%)	1,415	1,584	(169)	(11%)

Revenue Net of Interest Expense	2,301	2,216	2,224	2,205	2,188	113	5%	6,741	6,534	207	3%

Provision for Loan Losses	445	412	424	484	332	113	34%	1,281	1,028	253	25%

Employee Compensation and Benefits	342	340	345	333	337	5	1%	1,027	994	33	3%
Marketing and Business Development	195	198	162	196	168	27	16%	555	549	6	1%
Information Processing & Communications	81	89	88	87	84	(3)	(4%)	258	262	(4)	(2%)
Professional Fees	143	150	160	170	160	(17)	(11%)	453	440	13	3%
Premises and Equipment	25	23	24	24	24	1	4%	72	71	1	1%
Other Expense	109	106	107	123	109	—	—%	322	366	(44)	(12%)
Total Other Expense	895	906	886	933	882	13	1%	2,687	2,682	5	—%

Income Before Income Taxes	961	898	914	788	974	(13)	(1%)	2,773	2,824	(51)	(2%)
Tax Expense	322	282	339	288	362	(40)	(11%)	943	1,027	(84)	(8%)
Net Income	$639	$616	$575	$500	$612	$27	4%	$1,830	$1,797	$33	2%

Net Income Allocated to Common Stockholders	$625	$602	$562	$488	$599	$26	4%	$1,789	$1,758	$31	2%

Effective Tax Rate	33.5%	31.4%	37.1%	36.5%	37.2%			34.0%	36.4%

Net Interest Margin	9.99%	9.94%	9.94%	9.75%	9.62%	37	bps	9.96%	9.65%	31	bps
Operating Efficiency	38.9%	40.9%	39.8%	42.3%	40.3%	(140)	bps	39.9%	41.0%	(110)	bps
ROE	23%	22%	21%	18%	22%			22%	21%

Ending Common Shares Outstanding	396	407	414	422	430	(34)	(8%)	396	430	(34)	(8%)
Weighted Average Common Shares Outstanding	402	410	417	426	433	(31)	(7%)	410	440	(30)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	402	411	417	426	434	(32)	(7%)	410	441	(31)	(7%)

PER SHARE STATISTICS
Basic EPS	$1.56	$1.47	$1.35	$1.15	$1.38	$0.18	13%	$4.37	$3.99	$0.38	10%
Diluted EPS	$1.56	$1.47	$1.35	$1.14	$1.38	$0.18	13%	$4.36	$3.98	$0.38	10%
Common Stock Price (period end)	$56.55	$53.59	$50.92	$53.62	$51.99	$4.56	9%	$56.55	$51.99	$4.56	9%
Book Value per share	$28.62	$28.03	$27.32	$26.74	$26.32	$2.30	9%	$28.62	$26.32	$2.30	9%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015		Sep 30, 2016	Sep 30, 2015	2016 vs. 2015
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$931	$868	$882	$767	$950	($19)	(2%)	$2,681	$2,745	($64)	(2%)
Payment Services	30	30	32	21	24	6	25%	92	79	13	16%
Total	$961	$898	$914	$788	$974	($13)	(1%)	$2,773	$2,824	($51)	(2%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	535	538	486	546	519	16	3%	1,559	1,487	72	5%
PULSE Network	871	853	841	905	972	(101)	(10%)	2,565	2,985	(420)	(14%)
Total	1,406	1,391	1,327	1,451	1,491	(85)	(6%)	4,124	4,472	(348)	(8%)

NETWORK VOLUME
PULSE Network	$33,913	$33,856	$34,680	$35,902	$36,267	($2,354)	(6%)	$102,449	$114,243	($11,794)	(10%)
Network Partners	3,313	3,713	3,572	3,274	3,206	107	3%	10,598	9,691	907	9%
Diners Club International [1]	7,331	7,198	6,738	6,760	6,560	771	12%	21,267	19,807	1,460	7%
Total Payment Services	44,557	44,767	44,990	45,936	46,033	(1,476)	(3%)	134,314	143,741	(9,427)	(7%)
Discover Network - Proprietary	31,759	31,780	28,576	32,910	31,408	351	1%	92,115	89,816	2,299	3%
Total	$76,316	$76,547	$73,566	$78,846	$77,441	($1,125)	(1%)	$226,429	$233,557	($7,128)	(3%)

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$15,728	$14,236	$16,101	$12,755	$13,650	$2,078	15%
Total Loan Receivables	73,551	71,924	70,320	72,385	70,078	3,473	5%
Allowance for Loan Losses	(2,024)	(1,949)	(1,921)	(1,869)	(1,743)	(281)	(16%)
Net Loan Receivables	71,527	69,975	68,399	70,516	68,335	3,192	5%
Premises and Equipment, net	722	708	706	693	684	38	6%
Goodwill and Intangible Assets, net	421	422	422	423	424	(3)	(1%)
Other Assets	2,143	2,170	2,465	2,412	2,378	(235)	(10%)
Total Assets	$90,541	$87,511	$88,093	$86,799	$85,471	$5,070	6%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$35,323	$34,101	$32,818	$30,866	$29,801	$5,522	19%
Brokered Deposits and Other Deposits	13,922	14,426	15,647	16,665	16,738	(2,816)	(17%)
Deposits	49,245	48,527	48,465	47,531	46,539	2,706	6%
Borrowings	26,830	24,681	24,752	24,650	23,726	3,104	13%
Accrued Expenses and Other Liabilities	3,119	2,906	3,560	3,343	3,903	(784)	(20%)
Total Liabilities	79,194	76,114	76,777	75,524	74,168	5,026	7%
Total Equity	11,347	11,397	11,316	11,275	11,303	44	0%
Total Liabilities and Stockholders' Equity	$90,541	$87,511	$88,093	$86,799	$85,471	$5,070	6%

LIQUIDITY
Liquidity Portfolio	$14,017	$13,455	$14,556	$12,077	$12,354	$1,663	13%
Undrawn Credit Facilities [1]	29,048	30,777	30,077	30,682	31,008	(1,960)	(6%)
Total Liquidity	$43,065	$44,232	$44,633	$42,759	$43,362	($297)	(1%)

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015
BALANCE SHEET STATISTICS
Total Common Equity	$10,787	$10,837	$10,756	$10,715	$10,743	$44	0%
Total Common Equity/Total Assets	11.9%	12.4%	12.2%	12.3%	12.6%
Total Common Equity/Net Loans	15.1%	15.5%	15.7%	15.2%	15.7%

Tangible Assets	$90,120	$87,089	$87,671	$86,376	$85,047	$5,073	6%
Tangible Common Equity [1]	$10,366	$10,415	$10,334	$10,292	$10,319	$47	0%
Tangible Common Equity/Tangible Assets [1]	11.5%	12.0%	11.8%	11.9%	12.1%
Tangible Common Equity/Net Loans [1]	14.5%	14.9%	15.1%	14.6%	15.1%
Tangible Common Equity per share [1]	$26.15	$25.62	$24.95	$24.41	$24.02	$2.13	9%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	16.3%	16.7%	16.8%	16.5%	17.1%
Tier 1 Risk Based Capital Ratio	14.6%	15.0%	15.0%	14.7%	15.2%
Tier 1 Leverage Ratio	12.6%	12.8%	12.8%	12.9%	13.1%
Common Equity Tier 1 Capital Ratio	13.9%	14.3%	14.3%	13.9%	14.4%
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [2]	13.8%	14.2%	14.2%	13.9%	14.3%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [3,4]	3.7	3.7	3.8	3.9	4.0

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in Common Equity Tier 1 Capital, a non-GAAP measure. The Company believes that the Common Equity Tier 1 Capital Ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of Common Equity Tier 1 Capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

[3] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

[4] The Ratio of Earnings to Fixed Charges is a year-to-date statistic. The periods reported reflect the nine months ended September 30, 2016, the six months ended June 30, 2016, the three months ended March 31, 2016, the twelve months ended December 31, 2015 and the nine months ended September 30, 2015

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015
AVERAGE BALANCES
Assets
Cash and Investment Securities	$13,761	$14,299	$13,452	$12,881	$12,609	$1,152	9%
Restricted Cash	621	263	801	529	703	(82)	(12%)
Credit Card Loans	57,561	56,124	56,124	56,050	55,281	2,280	4%
Private Student Loans	8,795	8,816	8,967	8,732	8,580	215	3%
Personal Loans	6,036	5,608	5,503	5,488	5,307	729	14%
Other Loans	276	262	243	233	294	(18)	(6%)
Total Loans	72,668	70,810	70,837	70,503	69,462	3,206	5%
Total Interest Earning Assets	87,050	85,372	85,090	83,913	82,774	4,276	5%
Allowance for Loan Losses	(1,947)	(1,918)	(1,866)	(1,794)	(1,776)	(171)	(10%)
Other Assets	4,282	4,502	4,453	4,357	4,333	(51)	(1%)
Total Assets	$89,385	$87,956	$87,677	$86,476	$85,331	$4,054	5%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$34,488	$33,215	$31,529	$30,126	$29,477	$5,011	17%
Brokered Deposits and Other Deposits	14,267	14,740	15,982	16,504	16,857	(2,590)	(15%)
Total Interest-bearing Deposits	48,755	47,955	47,511	46,630	46,334	2,421	5%
Short-term Borrowings	2	2	2	—	60	(58)	(97%)
Securitized Borrowings	16,736	16,635	16,950	16,628	16,449	287	2%
Other Long-term Borrowings	8,746	7,984	7,934	7,900	7,401	1,345	18%
Total Interest-bearing Liabilities	74,239	72,576	72,397	71,158	70,244	3,995	6%
Other Liabilities & Stockholders' Equity	15,146	15,380	15,280	15,318	15,087	59	—%
Total Liabilities and Stockholders' Equity	$89,385	$87,956	$87,677	$86,476	$85,331	$4,054	5%

AVERAGE RATES
Assets
Cash and Investment Securities	0.70%	0.71%	0.72%	0.61%	0.55%	15	bps
Restricted Cash	0.32%	0.41%	0.40%	0.16%	0.15%	17	bps
Credit Card Loans	12.53%	12.42%	12.42%	12.20%	12.03%	50	bps
Private Student Loans	7.13%	7.13%	7.02%	6.88%	6.88%	25	bps
Personal Loans	12.23%	12.25%	12.20%	11.79%	12.08%	15	bps
Other Loans	4.96%	5.04%	5.18%	4.88%	4.44%	52	bps
Total Loans	11.82%	11.72%	11.69%	11.49%	11.37%	45	bps
Total Interest Earning Assets	9.98%	9.84%	9.85%	9.75%	9.62%	36	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.26%	1.22%	1.22%	1.21%	1.23%	3	bps
Brokered Deposits and Other Deposits	1.90%	1.78%	1.68%	1.60%	1.55%	35	bps
Total Interest-bearing Deposits	1.45%	1.39%	1.37%	1.35%	1.35%	10	bps
Short-term Borrowings	0.62%	0.64%	0.64%	—%	1.49%	(87)	bps
Securitized Borrowings	2.07%	2.06%	2.04%	1.99%	1.98%	9	bps
Other Long-term Borrowings	4.27%	4.40%	4.38%	4.33%	4.44%	(17)	bps
Total Interest-bearing Liabilities	1.92%	1.88%	1.86%	1.83%	1.82%	10	bps

Net Interest Margin	9.99%	9.94%	9.94%	9.75%	9.62%	37	bps
Net Yield on Interest-earning Assets	8.34%	8.25%	8.27%	8.19%	8.08%	26	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015		Sep 30, 2016	Sep 30, 2015	2016 vs. 2015
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$73,551	$71,924	$70,320	$72,385	$70,078	$3,473	5%	$73,551	$70,078	$3,473	5%
Average Loans [1,2]	$72,668	$70,810	$70,837	$70,503	$69,462	$3,206	5%	$71,442	$68,575	$2,867	4%

Interest Yield	11.82%	11.72%	11.69%	11.49%	11.37%	45	bps	11.75%	11.36%	39	bps
Gross Principal Charge-off Rate	2.66%	2.87%	2.80%	2.65%	2.51%	15	bps	2.78%	2.70%	8	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	2.77%	2.99%	2.92%	2.78%	2.64%	13	bps	2.89%	2.84%	5	bps
Net Principal Charge-off Rate	2.02%	2.18%	2.11%	2.02%	1.85%	17	bps	2.10%	2.01%	9	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.10%	2.27%	2.21%	2.11%	1.94%	16	bps	2.19%	2.12%	7	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.79%	1.60%	1.64%	1.67%	1.60%	19	bps	1.79%	1.60%	19	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.77%	0.71%	0.79%	0.76%	0.72%	5	bps	0.77%	0.72%	5	bps
Gross Principal Charge-off Dollars	$488	$505	$493	$472	$440	$48	11%	$1,486	$1,383	$103	7%
Net Principal Charge-off Dollars	$370	$384	$372	$358	$324	$46	14%	$1,126	$1,031	$95	9%
Net Interest and Fee Charge-off Dollars	$80	$84	$86	$86	$81	($1)	(1%)	$250	$263	($13)	(5%)
Loans Delinquent Over 30 Days [3]	$1,269	$1,104	$1,105	$1,153	$1,070	$199	19%	$1,269	$1,070	$199	19%
Loans Delinquent Over 90 Days [3]	$545	$491	$531	$530	$481	$64	13%	$545	$481	$64	13%

Allowance for Loan Loss (period end)	$2,024	$1,949	$1,921	$1,869	$1,743	$281	16%	$2,024	$1,743	$281	16%
Change in Loan Loss Reserves	$75	$28	$52	$126	$8	$67		$155	($3)	$158
Reserve Rate	2.75%	2.71%	2.73%	2.58%	2.49%	26	bps	2.75%	2.49%	26	bps
Reserve Rate Excluding PCI Loans [3]	2.81%	2.77%	2.80%	2.65%	2.57%	24	bps	2.81%	2.57%	24	bps

CREDIT CARD LOANS
Ending Loans	$58,006	$57,219	$55,620	$57,896	$55,655	$2,351	4%	$58,006	$55,655	$2,351	4%
Average Loans	$57,561	$56,124	$56,124	$56,050	$55,281	$2,280	4%	$56,606	$54,440	$2,166	4%

Interest Yield	12.53%	12.42%	12.42%	12.20%	12.03%	50	bps	12.46%	12.04%	42	bps
Gross Principal Charge-off Rate	2.93%	3.21%	3.15%	2.94%	2.83%	10	bps	3.09%	3.06%	3	bps
Net Principal Charge-off Rate	2.17%	2.39%	2.34%	2.18%	2.04%	13	bps	2.30%	2.24%	6	bps
Delinquency Rate (over 30 days)	1.87%	1.63%	1.68%	1.72%	1.65%	22	bps	1.87%	1.65%	22	bps
Delinquency Rate (over 90 days)	0.86%	0.78%	0.86%	0.85%	0.78%	8	bps	0.86%	0.78%	8	bps
Gross Principal Charge-off Dollars	$425	$448	$439	$415	$394	$31	8%	$1,312	$1,245	$67	5%
Net Principal Charge-off Dollars	$314	$334	$326	$309	$285	$29	10%	$974	$911	$63	7%
Loans Delinquent Over 30 Days	$1,086	$933	$934	$995	$919	$167	18%	$1,086	$919	$167	18%
Loans Delinquent Over 90 Days	$500	$444	$480	$490	$437	$63	14%	$500	$437	$63	14%

Allowance for Loan Loss (period end)	$1,661	$1,603	$1,590	$1,554	$1,459	$202	14%	$1,661	$1,459	$202	14%
Change in Loan Loss Reserves	$58	$13	$36	$95	$18	$40		$107	($15)	$122
Reserve Rate	2.86%	2.80%	2.86%	2.68%	2.62%	24	bps	2.86%	2.62%	24	bps

Total Discover Card Volume	$33,471	$33,409	$30,004	$33,830	$32,971	$500	2%	$96,884	$93,995	$2,889	3%
Discover Card Sales Volume	$30,683	$30,702	$27,552	$31,672	$30,374	$309	1%	$88,937	$86,770	$2,167	2%
Rewards Rate	1.20%	1.21%	1.06%	1.18%	1.07%	13	bps	1.16%	1.05%	11	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015		Sep 30, 2016	Sep 30, 2015	2016 vs. 2015
PRIVATE STUDENT LOANS
Ending Loans	$8,995	$8,725	$8,914	$8,763	$8,769	$226	3%	$8,995	$8,769	$226	3%
Ending PCI Loans [1]	$2,708	$2,834	$2,965	$3,116	$3,249	($541)	(17%)	$2,708	$3,249	($541)	(17%)

Interest Yield	7.13%	7.13%	7.02%	6.88%	6.88%	25	bps	7.09%	6.91%	18	bps
Net Principal Charge-off Rate	0.70%	0.74%	0.56%	0.82%	0.57%	13	bps	0.67%	0.60%	7	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.02%	1.10%	0.85%	1.30%	0.94%	8	bps	0.99%	0.99%	0	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.87%	1.88%	1.92%	1.91%	1.88%	(1)	bps	1.87%	1.88%	(1)	bps

Reserve Rate	1.74%	1.73%	1.65%	1.63%	1.48%	26	bps	1.74%	1.48%	26	bps
Reserve Rate excluding PCI Loans [2]	1.92%	1.95%	1.86%	1.88%	1.84%	8	bps	1.92%	1.84%	8	bps

PERSONAL LOANS
Ending Loans	$6,273	$5,708	$5,534	$5,490	$5,425	$848	16%	$6,273	$5,425	$848	16%

Interest Yield	12.23%	12.25%	12.20%	11.79%	12.08%	15	bps	12.23%	12.13%	10	bps
Net Principal Charge-off Rate	2.63%	2.38%	2.45%	2.28%	1.99%	64	bps	2.49%	2.10%	39	bps
Delinquency Rate (over 30 days)	0.98%	1.02%	0.97%	0.89%	0.80%	18	bps	0.98%	0.80%	18	bps

Reserve Rate	2.98%	3.07%	2.99%	2.82%	2.49%	49	bps	2.98%	2.49%	49	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015		Sep 30, 2016	Sep 30, 2015	2016 vs. 2015
DIRECT BANKING
Interest Income	$2,184	$2,090	$2,084	$2,061	$2,008	$176	9%	$6,358	$5,884	$474	8%
Interest Expense	359	339	334	329	323	36	11%	1,032	934	98	10%
Net Interest Income	1,825	1,751	1,750	1,732	1,685	140	8%	5,326	4,950	376	8%
Other Income	408	396	406	408	435	(27)	(6%)	1,210	1,371	(161)	(12%)
Revenue Net of Interest Expense	2,233	2,147	2,156	2,140	2,120	113	5%	6,536	6,321	215	3%
Provision for Loan Losses	445	411	423	486	332	113	34%	1,279	1,026	253	25%
Total Other Expense	857	868	851	887	838	19	2%	2,576	2,550	26	1%
Income Before Income Taxes	$931	$868	$882	$767	$950	($19)	(2%)	$2,681	$2,745	($64)	(2%)

Net Interest Margin	10.00%	9.95%	9.94%	9.75%	9.63%	37	bps	9.96%	9.65%	31	bps
Pretax Return on Loan Receivables	5.10%	4.93%	5.01%	4.32%	5.43%	(33)	bps	5.01%	5.35%	(34)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	68	69	68	65	68	—	0%	205	213	(8)	(4%)
Revenue Net of Interest Expense	68	69	68	65	68	—	0%	205	213	(8)	(4%)
Provision for Loan Losses	—	1	1	(2)	—	—	NM	2	2	—	—%
Total Other Expense	38	38	35	46	44	(6)	(14%)	111	132	(21)	(16%)
Income Before Income Taxes	$30	$30	$32	$21	$24	$6	25%	$92	$79	$13	16%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided

Discover card sales volume represents Discover card activity related to net sales

Discover card volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network proprietary volume represents gross proprietary sales volume on the Discover Network

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges is a year-to-date statistic and represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, to be considered "well-capitalized," total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 10%, 8%, 5%, and 6.5% respectively must be maintained. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
GAAP Total Common Equity	$10,787	$10,837	$10,756	$10,715	$10,743
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(166)	(167)	(167)	(168)	(169)
Tangible Common Equity [1]	$10,366	$10,415	$10,334	$10,292	$10,319

Common Equity Tier 1 Capital (Basel III Transition)	$10,618	$10,677	$10,593	$10,566	$10,612
Adjustments Related To Capital Components During Transition [2]	(52)	(53)	(54)	(82)	(82)
Common Equity Tier 1 Capital (Basel III Fully Phased-in)	$10,566	$10,624	$10,539	$10,484	$10,530

Risk Weighted Assets (Basel III Transition)	$76,560	$74,892	$74,205	$75,787	$73,526
Risk Weighted Assets (Basel III Fully Phased-in) [3]	$76,493	$74,824	$74,137	$75,685	$73,423

Common Equity Tier 1 Capital Ratio (Basel III Transition)	13.9%	14.3%	14.3%	13.9%	14.4%
Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) [4]	13.8%	14.2%	14.2%	13.9%	14.3%

GAAP Book Value Per Share	$28.62	$28.03	$27.32	$26.74	$26.32
Less: Goodwill	(0.64)	(0.62)	(0.62)	(0.60)	(0.60)
Less: Intangibles	(0.42)	(0.41)	(0.40)	(0.40)	(0.40)
Less: Preferred Stock	(1.41)	(1.38)	(1.35)	(1.33)	(1.30)
Tangible Common Equity Per Share	$26.15	$25.62	$24.95	$24.41	$24.02

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

[2] Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

[3] Key differences under fully phased-in Basel III rules in the calculation of risk weighted assets include higher risk weighting for past due loans and unfunded commitments

[4]  Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Common Equity Tier 1 Capital (Basel III Fully Phased-in), a non-GAAP measure, divided by Risk Weighted Assets (Basel III Fully Phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms